EXHIBIT 99.2

SPEEDWAY MOTORSPORTS, INC.

CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Speedway Motorsports, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Security and Exchange Commission on the date hereof (the “Report”), the undersigned, William R. Brooks, Vice President and Chief Financial Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2002	By:	/s/ WILLIAM R. BROOKS

William R. Brooks Vice President and Chief Financial Officer